UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2016

NANOANTIBIOTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55297	210769
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Cummings Center, Suite 247-C

Beverly, MA 01915

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:(845) 262-1081

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

BACKGROUND

On April 11, 2016, NanoAntibiotics, Inc., a Nevada corporation (the “Registrant” or the “Company”) entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”), with LAT Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Registrant (“Acquisition”) and LAT Pharma, LLC, an Illinois limited liability company (“LAT”). Pursuant to the terms of the Merger Agreement, Acquisition merged with and into LAT in a statutory triangular merger (the “Merger”) with LAT surviving as a wholly-owned subsidiary of the Registrant. As consideration for the Merger, the Company issued the interest holders of LAT (the “LAT Holders”) an aggregate of 39,820,000 shares of our common stock, par value $0.0001 per share (the “Common Stock”) issued to the LAT Holders in accordance with their pro rata ownership of LAT membership interests prior to the Merger. Following the Merger, the Registrant will continue the development of LAT’s lead clinical therapeutic candidate Continuous low-dose Infusion (CI) Terlipressin.

Immediately prior to the Merger, the Registrant had 87,210,000 shares of Common Stock issued and outstanding. In connection with the Merger, certain shareholders of the Company collectively agreed to retire and cancel an aggregate of 39,820,000 shares of Common Stock. Following the consummation of the Merger, the issuance of the Merger Shares, and the retirement of the 39,820,000 shares of Common Stock, the Registrant had 87,210,000 shares of Common Stock issued and outstanding and the LAT Holders beneficially own 39,820,000 shares or approximately forty-six percent (46%) of such issued and outstanding Common Stock.

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 11, 2016, the Registrant entered into and consummated the Merger Agreement. For a description of the Merger , and the material agreements entered into therewith, please see Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

MERGER WITH LAT PHARMA, LLC

On April 11, 2016, NanoAntibiotics, Inc., a Nevada corporation (the “Registrant” or the “Company”) entered into and consummated an Agreement and Plan of Merger (the “Merger Agreement”), with LAT Acquisition Corp., a Nevada corporation and wholly-owned subsidiary of the Registrant (“Acquisition”) and LAT Pharma, LLC an Illinois limited liability company (“LAT”). Pursuant to the terms of the Merger Agreement, Acquisition merged with and into LAT in a statutory triangular merger (the “Merger”) with LAT surviving as a wholly-owned subsidiary of the Registrant. As consideration for the Merger, the Company issued the interest holders of LAT (the “LAT Holders”) an aggregate of 39,820,000 shares of our Common Stock issued to the LAT Holders in accordance with their pro rata ownership of LAT membership interests prior to the Merger. Following the Merger, the Registrant will continue the development of LAT’s lead clinical therapeutic candidate Continuous low-dose Infusion (CI) Terlipressin.

Immediately prior to the Merger, the Registrant had 87,210,000 shares of Common Stock issued and outstanding. In connection with the Merger, certain shareholders of the Company collectively agreed to retire and cancel an aggregate of 39,820,000 shares of Common Stock. Following the consummation of the Merger, the issuance of the Merger Shares, and the retirement of the 39,820,000 shares of Common Stock, the Registrant had 87,210,000 shares of Common Stock issued and outstanding and the LAT Holders beneficially own 39,820,000 shares or approximately forty-six percent (46%) of such issued and outstanding Common Stock.

At the effective time of the Merger, our board of directors and officers were reconstituted by the appointment of Jonathan Adams as Class III Director, Chairman, Chief Executive Officer, Chief Financial Officer, and Treasurer, Amrit Shahzad as Class II Director, President, and Corporate Secretary, and Cuong Do as Class I Director. Elliot Ehrlich resigned as Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Chairman and Rajah Menon resigned as President and Director in connection with the Merger.

MANAGEMENT

Name	Age	Position
Jonathan Adams	52	Chairman, Class III Director and Chief Executive Officer
Amrit Shahzad	59	President, Secretary, Class II Director
Cuong Do	50	Class I Director

Jonathan Adams, 52 , Chief Executive Officer

Jonathan Adams, 52, Chief Executive Officer, Chief Financial Officer, and Treasurer, is the founder of LAT Pharma LLC and has served as its CEO since inception in 2006. Mr. Adams has worked for over 26 years in the pharma/biotech industry, including 14 years’ experience in sales and marketing, and new product launches including the global launch of Celebrex. Prior to marketing, Mr. Adams spent 8 years working in finance and business development, including acquisitions, joint ventures, and intellectual property licensing. He has led the marketing program for the urology division at Mission Pharmacal, where he has contributed to robust sales growth. Mr. Adams was previously Group Supervisor for Topin & Associates, and a core team member for Searle Pharmaceuticals’ COX-2 Technology Global Commercialization team, responsible for the global launch of Celebrex. Mr. Adams earned a BS at Cornell University, and an MBA at the Tuck School at Dartmouth.

Amrit Shahzad, 59, President

Amrit Shahzad, 59, is a business professional with 25 years of experience in the biopharmaceutical industry. Prior to starting her own consulting firm in 2014, she worked in variety of leadership roles at Roche, Amgen and Ikaria, and has been on the board of startup companies. She has extensive business and corporate development experience including corporate venture funds. Her transactional experience spans multiple therapeutic areas, technologies, and platforms. Ms. Shahzad holds a medical degree (MBBS) from Lady Hardinge Medical College in New Delhi, India, and an MBA in Finance from Rutgers University.

Cuong Do, 50, Director

Cuong Do, 50, Director, is currently Executive Vice President, Global Strategy Group, Samsung. Mr. Do helps to set the strategic direction for Samsung Group’s diverse business portfolio. He was previously the Chief Strategy Officer for Merck, a leading US pharmaceuticals company, Tyco Electronics, and Lenovo. Mr. Do is a former senior partner at McKinsey & Company, where he spent 17 years and helped build the healthcare, high tech and corporate finance practices. He holds a BA from Dartmouth College, and an MBA from the Tuck School of Business at Dartmouth.

ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

As disclosed in Item 2.01, in connection with the Merger, the Company issued an aggregate of 39,820,000 shares of its common stock to the interest holders of LAT.

The Company relied on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 “non-accredited” investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

ITEM 5.01      CHANGES IN CONTROL OF REGISTRANT.

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

ITEM 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.02.

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The disclosures set forth in Item 2.01 are hereby incorporated by reference to this Item 5.03.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

Number	Description
2.1	Agreement and Plan of Merger between Swift Start Corp., NanoAntibiotics, Inc., LAT Acquisition, and LAT Pharma, LLC, dated April 11, 2016
99.1	Audited Financial Statements of LAT Pharma, LLC for the fiscal year ending December 31, 2015 and 2014
99.2	Unaudited pro forma financial statements as of December 31, 2015 (1)

(1)	To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2016	NANOANTIBIOTICS, INC.

	By:	/s/ Jonathan Adams
Name: Jonathan Adams
Title: Chief Executive Officer